[CENTERPOINT ENERGY LOGO]                       For more information contact
                                                MEDIA:
                                                LETICIA LOWE
                                                Phone 713.207.7702
                                                INVESTORS:
                                                MARIANNE PAULSEN
                                                Phone 713.207.6500



FOR IMMEDIATE RELEASE                                               Page 1 of 4
--------------------------------------------------------------------------------


             CENTERPOINT ENERGY REPORTS FIRST QUARTER 2006 EARNINGS

                  HOUSTON, TX - MAY 4, 2006 - CenterPoint Energy, Inc. (NYSE:
CNP) today reported net income of $88 million, or $0.28 per diluted share, for the first quarter of 2006 compared to $67 million, or $0.20 per diluted share for the same period of 2005.

          "The mild weather that we experienced in the first quarter, along with higher natural gas prices, had a negative impact on our electric and natural gas distribution businesses. However, I am pleased that the contributions of our other businesses, primarily driven by the solid performance of our pipelines and field services and competitive natural gas segments, and a significant reduction in interest expense, enabled us to report improved first quarter financial results," said David M. McClanahan, president and chief executive officer of CenterPoint Energy.

OPERATING INCOME BY SEGMENT DETAILED

ELECTRIC TRANSMISSION & DISTRIBUTION

         The electric transmission & distribution segment generated operating income of $110 million in the first quarter of 2006, consisting of $78 million for the regulated electric transmission & distribution utility (TDU) and $32 million for the transition bond companies, which is an amount sufficient to pay interest on the transition bonds. Operating income for the first quarter of 2005 totaled $80 million, consisting of $71 million for the TDU and $9 million for the transition bond company.

         Revenues increased in the first quarter of 2006 primarily as a result of the competition transition charge (CTC) implemented in September 2005. Revenue increases from the addition of nearly 67,000 metered customers since March 2005, were more than offset by milder weather and decreased usage. Excluding the impact of the transition bond company, operating expenses remained essentially unchanged. Increases in transmission costs, franchise fees and costs associated with staff reductions were offset by gains realized from the sale of land.


                                     -more-

[CENTERPOINT ENERGY LOGO]                       For more information contact
                                                MEDIA:
                                                LETICIA LOWE
                                                Phone 713.207.7702
                                                INVESTORS:
                                                MARIANNE PAULSEN
                                                Phone 713.207.6500



FOR IMMEDIATE RELEASE                                               Page 2 of 4
--------------------------------------------------------------------------------

NATURAL GAS DISTRIBUTION

         The natural gas distribution segment reported operating income of $103 million for the first quarter of 2006, compared to $123 million for the same period of 2005. Revenue increases from the implementation of rate increases along with the addition of nearly 42,000 customers since March 2005 were more than offset by the effects of record warm weather in most of our service territories and decreased usage resulting from higher natural gas prices. Operating expenses increased largely due to higher bad debt expense, also associated with higher natural gas prices, and costs associated with staff reductions.

COMPETITIVE NATURAL GAS SALES AND SERVICES

         The competitive natural gas sales and services segment reported operating income of $25 million for the first quarter of 2006, compared to $16 million for the same period of 2005. The increase was primarily attributable to higher natural gas sales to utilities and favorable basis differentials across the pipeline capacity that the company controls, partially offset by a write-down of inventory to the lower of cost or market.

PIPELINES AND FIELD SERVICES

         The pipelines and field services segment reported operating income of $73 million for the first quarter of 2006 compared to $64 million for the same period of 2005. This segment's businesses continue to benefit from favorable dynamics in the markets for natural gas gathering and transportation services along the Gulf Coast and Mid-Continent regions where they operate. Within this segment, the pipeline business achieved higher operating income ($49 million vs. $48 million) resulting from increased demand for transportation resulting from basis differentials across the system and higher demand for ancillary services. The field services business achieved higher operating income ($24 million vs. $16 million) driven by increased throughput, greater demand for ancillary services and higher commodity prices. In addition, this business recorded equity income of $2 million in the first quarter of 2006 ($1 million for the same period in 2005) from its 50 percent interest in a jointly-owned gas processing plant. These amounts are included in Other - net under the Other Income (Expense) caption.

OTHER OPERATIONS

         The company's other operations reported an operating loss of $5 million for the first quarter of 2006 compared to a loss of $7 million for the same period of 2005.

                                     -more-

[CENTERPOINT ENERGY LOGO]                       For more information contact
                                                MEDIA:
                                                LETICIA LOWE
                                                Phone 713.207.7702
                                                INVESTORS:
                                                MARIANNE PAULSEN
                                                Phone 713.207.6500



FOR IMMEDIATE RELEASE                                               Page 3 of 4
--------------------------------------------------------------------------------

OTHER FIRST QUARTER 2006 EVENTS

In March, the company closed on three improved bank credit facilities, totaling $2.05 billion, which increased capacity, reduced interest costs, extended maturities and improved terms. The company:


     - replaced the $1 billion parent company revolving credit facility with a $1.2 billion five-year revolving credit facility with a first drawn interest rate of LIBOR plus 60 basis points;


     - replaced the $400 million revolving credit facility at CenterPoint Energy Resources, Corp., the company's natural gas distribution, competitive natural gas sales and services and pipelines and field services subsidiary, with a $550 million, five-year revolving credit facility with a first drawn interest rate of LIBOR plus 45 basis points; and

     - replaced the $200 million revolving credit facility at CenterPoint Energy Houston Electric, LLC, the company's electric transmission and distribution subsidiary, with a $300 million, five-year revolving credit facility with a first drawn interest rate of LIBOR plus 45 basis points.

DIVIDEND DECLARATION

         On April 28, 2006, CenterPoint Energy's board of directors declared a regular quarterly cash dividend of $0.15 per share of common stock payable on June 9, 2006, to shareholders of record as of the close of business on May 16, 2006.

OUTLOOK FOR 2006

         CenterPoint Energy continues to expect diluted earnings per share for 2006 to be in the range of $0.90 to $1.00. This guidance excludes any impacts related to the company's Zero-Premium Exchangeable Subordinated Notes (ZENS) and associated federal income tax consequences due to the uncertainties associated with the resolution of the ongoing dispute with the Internal Revenue Service. This guidance takes into consideration various economic and operational assumptions related to the business segments in which it operates. In particular, the company has made certain assumptions regarding the impact to earnings of various regulatory proceedings but cannot predict the ultimate outcome of any of those proceedings. In providing this guidance, the company has not projected the impact of any potential changes in accounting standards, any impact from acquisitions or divestitures, or the outcomes of pending legal proceedings related to the TDU's true up appeal and the remand of its 2001 unbundled cost of service order.

                                     -more-

[CENTERPOINT ENERGY LOGO]                       For more information contact
                                                MEDIA:
                                                LETICIA LOWE
                                                Phone 713.207.7702
                                                INVESTORS:
                                                MARIANNE PAULSEN
                                                Phone 713.207.6500



FOR IMMEDIATE RELEASE                                               Page 4 of 4
--------------------------------------------------------------------------------

WEBCAST OF EARNINGS CONFERENCE CALL

         CenterPoint Energy's management will host an earnings conference call on Thursday, May 4, 2006, at 10:30 a.m. Central time or 11:30 a.m. Eastern time. Interested parties may listen to a live, audio broadcast of the conference call at www.CenterPointEnergy.com/investors/events. A replay of the call can be accessed approximately two hours after the completion of the call, and will be archived on the Web site for at least one year.

         CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution, competitive natural gas sales and services, and pipeline and field services operations. The company serves more than five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma, and Texas. Assets total approximately $16 billion. With about 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years. For more information, visit the Web site at www.CenterPointEnergy.com.

         This news release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding future financial performance and results of operations and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and outcome of appeals from the true-up proceedings, the timing and impact of future regulatory, legislative and IRS decisions, effects of competition, weather variations, changes in CenterPoint Energy's or its subsidiaries' business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas, the impact of unplanned facility outages, and other factors discussed in CenterPoint Energy's and its subsidiaries' Form 10-Ks for the period ended December 31, 2005, and other filings with the Securities and Exchange Commission.


                                       ###

                    CenterPoint Energy, Inc. and Subsidiaries
                        Statements of Consolidated Income
                              (Millions of Dollars)
                                   (Unaudited)



                                                          Quarter Ended March 31,
                                                          -----------------------
                                                             2005          2006
                                                           -------       -------
Revenues:
 Electric Transmission & Distribution                      $   345       $   385
 Natural Gas Distribution                                    1,329         1,480
 Competitive Natural Gas Sales and Services                    925         1,163
 Pipelines and Field Services                                  121           125
 Other Operations                                                7             4
 Eliminations                                                 (132)          (80)
                                                           -------       -------
  Total                                                      2,595         3,077
                                                           -------       -------

Expenses:
 Natural gas                                                 1,781         2,193
 Operation and maintenance                                     313           331
 Depreciation and amortization                                 130           140
 Taxes other than income taxes                                  95           107
                                                           -------       -------
  Total                                                      2,319         2,771
                                                           -------       -------
Operating Income                                               276           306
                                                           -------       -------

Other Income (Expense):
 Loss on Time Warner investment                                (41)          (14)
 Gain on indexed debt securities                                39            10
 Interest and other finance charges                           (173)         (115)
 Interest on transition bonds                                   (9)          (33)
 Return on true-up balance                                      34             -
 Other - net                                                     4             6
                                                           -------       -------
  Total                                                       (146)         (146)
                                                           -------       -------

Income from Continuing Operations Before Income Taxes          130           160

Income Tax Expense                                             (63)          (72)
                                                           -------       -------

Income from Continuing Operations                               67            88
                                                           -------       -------

Discontinued Operations:
 Income from Texas Genco, net of tax                            14             -
 Loss on Disposal of Texas Genco, net of tax                   (14)            -
                                                           -------       -------
  Total                                                          -             -
                                                           -------       -------
Net Income                                                 $    67       $    88
                                                           =======       =======







     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
              Selected Data From Statements of Consolidated Income
            (Millions of Dollars, Except Share and Per Share Amounts)
                                   (Unaudited)



                                                               Quarter Ended
                                                                 March 31,
                                                         -------------------------
                                                           2005            2006
                                                         ---------       ---------
 Basic Earnings Per Common Share:
  Income from Continuing Operations                      $    0.22       $    0.28
  Income from Discontinued Operations                            -               -
                                                         ---------       ---------
  Net Income                                             $    0.22       $    0.28
                                                         =========       =========

 Diluted Earnings Per Common Share:
  Income from Continuing Operations                      $    0.20       $    0.28
  Income from Discontinued Operations                            -               -
                                                         ---------       ---------
  Net Income                                             $    0.20       $    0.28
                                                         =========       =========

 Dividends Declared per Common Share                     $    0.20       $    0.15

  Weighted Average Common Shares Outstanding (000):
  - Basic                                                  308,470         310,846
  - Diluted                                                360,623         318,593


OPERATING INCOME (LOSS) BY SEGMENT

 Electric Transmission & Distribution:
  Transmission & Distribution Operations                 $      71       $      78
  Transition Bond Companies                                      9              32
                                                         ---------       ---------
    Total Electric Transmission & Distribution                  80             110
  Natural Gas Distribution                                     123             103
  Competitive Natural Gas Sales and Services                    16              25
  Pipelines and Field Services                                  64              73
  Other Operations                                              (7)             (5)
                                                         ---------       ---------

  Total                                                  $     276       $     306
                                                         =========       =========


     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                                   ELECTRIC TRANSMISSION & DISTRIBUTION
                                                                      -------------------------------------------------------------
                                                                                   Quarter Ended
                                                                                     March 31,
                                                                      --------------------------------------       % Diff
                                                                            2005                2006              Fav/(Unfav)
                                                                      -----------------   ------------------  ---------------------
RESULTS OF OPERATIONS:
Revenues:
 Electric transmission and distribution utility                                   $ 323                $ 331                     2%
 Transition bond companies                                                           22                   54                   145%
                                                                      -----------------   ------------------
   Total                                                                            345                  385                    12%
                                                                      -----------------   ------------------

Expenses:
 Operation and maintenance                                                          138                  134                     3%
 Depreciation and amortization                                                       64                   63                     2%
 Taxes other than income taxes                                                       50                   56                   (12%)
 Transition bond companies                                                           13                   22                   (69%)
                                                                      -----------------   ------------------
   Total                                                                            265                  275                    (4%)
                                                                      -----------------   ------------------
Operating Income - Electric transmission and distribution utility                    71                   78                    10%
Operating Income - Transition bond companies                                          9                   32                   256%
                                                                      -----------------   ------------------
   Total Segment Operating Income                                                 $  80                $ 110                    38%
                                                                      =================   ==================

                                                                      --------------------------------------
ELECTRIC TRANSMISSION & DISTRIBUTION                                               Quarter Ended
OPERATING DATA:                                                                      March 31,
                                                                      --------------------------------------
ACTUAL MWH DELIVERED                                                        2005                2006
                                                                      -----------------   ------------------
 Residential                                                                  4,141,664            3,986,390                    (4%)
 Total                                                                       15,826,314           15,986,880                     1%

WEATHER (AVERAGE FOR SERVICE AREA):
Percentage of normal:
  Cooling degree days                                                               126%                 137%                   11%
  Heating degree days                                                                77%                  63%                  (14%)


AVERAGE NUMBER OF METERED CUSTOMERS:
  Residential                                                                 1,661,320            1,717,836                     3%
  Total                                                                       1,887,020            1,950,829                     3%


                                                                                               NATURAL GAS DISTRIBUTION
                                                                      -------------------------------------------------------------
                                                                                    Quarter Ended
                                                                                      March 31,
                                                                      --------------------------------------       % Diff
                                                                            2005                2006              Fav/(Unfav)
                                                                      -----------------   ------------------  ---------------------
RESULTS OF OPERATIONS:
Revenues                                                                       $ 1,329              $  1,480                  11%
                                                                      -----------------   ------------------
Expenses:
  Natural gas                                                                       997                1,146                 (15%)
  Operation and maintenance                                                         135                  150                 (11%)
  Depreciation and amortization                                                      37                   38                  (3%)
  Taxes other than income taxes                                                      37                   43                 (16%)
                                                                      -----------------   ------------------
    Total                                                                         1,206                1,377                 (14%)
                                                                      -----------------   ------------------
Operating Income                                                               $    123             $    103                 (16%)
                                                                      =================   ==================

NATURAL GAS DISTRIBUTION OPERATING DATA:
THROUGHPUT DATA IN BCF
  Residential                                                                        77                   67                 (13%)
  Commercial and Industrial                                                          77                   72                  (6%)
                                                                      -----------------   ------------------
    Total Throughput                                                                154                  139                 (10%)
                                                                      =================   ==================


WEATHER (AVERAGE FOR SERVICE AREA)
  Percentage of normal:
    Heating degree days                                                              91%                  84%                  (7%)


AVERAGE NUMBER OF CUSTOMERS:
  Residential                                                                 2,851,514            2,889,013                   1%
  Commercial and Industrial                                                     248,826              253,519                   2%
                                                                      -----------------   ------------------
    Total                                                                     3,100,340            3,142,532                   1%
                                                                      =================   ==================



     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                   CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                             (Millions of Dollars)
                                  (Unaudited)

                                                                              COMPETITIVE NATURAL GAS SALES AND SERVICES
                                                                   -----------------------------------------------------------
                                                                              Quarter Ended
                                                                                 March 31,
                                                                   -------------------------------------            % Diff
                                                                           2005                2006               Fav/(Unfav)
                                                                   -------------------------------------      ----------------



RESULTS OF OPERATIONS:

Revenues                                                                  $ 925              $ 1,163                   26%
                                                                   -------------      --------------
Expenses:
 Natural gas                                                                902                1,129                  (25%)
 Operation and maintenance                                                    5                    8                  (60%)
 Depreciation and amortization                                                1                    -                     -
 Taxes other than income taxes                                                1                    1                     -
                                                                   -------------      --------------
  Total                                                                     909                1,138                  (25%)
                                                                   -------------      --------------
Operating Income                                                           $ 16                 $ 25                   56%
                                                                   =============      ==============

COMPETITIVE NATURAL GAS SALES AND SERVICES
OPERATING DATA:

THROUGHPUT DATA IN BCF
 Wholesale - third parties                                                   82                   89                    9%
 Wholesale - affiliates                                                      14                   11                  (21%)
 Retail                                                                      47                   48                    2%
 Pipeline                                                                    19                   10                  (47%)
                                                                   -------------      --------------
  Total Throughput                                                          162                  158                   (2%)
                                                                   =============      ==============



AVERAGE NUMBER OF CUSTOMERS:
 Wholesale                                                                  136                  145                    7%
 Retail                                                                   6,224                6,517                    5%
 Pipeline                                                                   153                  147                   (4%)
                                                                   -------------      --------------
  Total                                                                   6,513                6,809                    5%
                                                                   =============      ==============





                                                                        PIPELINES AND FIELD SERVICES
                                                          -----------------------------------------------------------
                                                                       Quarter Ended
                                                                         March 31,
                                                          --------------------------------------            % Diff
                                                                    2005                2006              Fav/(Unfav)
                                                          --------------------------------------      ----------------

RESULTS OF OPERATIONS:
Revenues                                                           $ 121                $ 125                  3%
                                                            -------------      --------------
Expenses:
 Natural gas                                                           7                   (4)               157%
 Operation and maintenance                                            34                   39                (15%)
 Depreciation and amortization                                        11                   12                 (9%)
 Taxes other than income taxes                                         5                    5                   -
                                                            -------------      --------------
  Total                                                               57                   52                  9%
                                                            -------------      --------------
Operating Income                                                    $ 64                 $ 73                 14%
                                                            =============      ==============




PIPELINES AND FIELD SERVICES OPERATING DATA:

THROUGHPUT DATA IN BCF
 Natural Gas Sales                                                     1                    -                   -
 Transportation                                                      271                  274                  1%
 Gathering                                                            83                   88                  6%
 Elimination                                                          (1)                   -                   -
                                                            -------------      --------------
  Total Throughput                                                   354                  362                  2%
                                                            =============      ==============



     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                       OTHER OPERATIONS
                                  -------------------------------------------------------
                                              Quarter Ended
                                                March 31,
                                  -------------------------------------      % Diff
                                        2005                2006           Fav/(Unfav)
                                  -----------------   -----------------  ----------------
RESULTS OF OPERATIONS:
Revenues                                      $  7                $  4              (43%)
Expenses                                        14                   9               36%
                                  -----------------   -----------------
Operating Loss                                $ (7)               $ (5)              29%
                                  =================   =================




                         Capital Expenditures by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                               -------------------------------------
                                                                           Quarter Ended
                                                                             March 31,
                                                               -------------------------------------
                                                                     2005                2006
                                                               -----------------   -----------------
CAPITAL EXPENDITURES BY SEGMENT
  Electric Transmission & Distribution                                     $ 55                $  79
  Natural Gas Distribution                                                   40                   40
  Competitive Natural Gas Sales and Services                                  -                    6
  Pipelines and Field Services                                               22                   30
  Other Operations                                                            5                   10
                                                               -----------------   -----------------
    Total                                                                  $122               $ 165
                                                               =================   =================



                             Interest Expense Detail
                              (Millions of Dollars)
                                   (Unaudited)


                                                               -------------------------------------
                                                                           Quarter Ended
                                                                              March 31,
                                                               -------------------------------------
                                                                     2005                2006
                                                               -----------------   -----------------
INTEREST EXPENSE DETAIL
  Amortization of Deferred Financing Cost                                 $  20               $  14
  Capitalization of Interest Cost                                            (1)                 (1)
  Transition Bond Interest Expense                                            9                  32
  Other Interest Expense                                                    154                 103
                                                               -----------------   -----------------
    Total Interest Expense                                                $ 182               $ 148
                                                               =================   =================

                   CenterPoint Energy, Inc. and Subsidiaries
                     Condensed Consolidated Balance Sheets
                             (Millions of Dollars)
                                  (Unaudited)

                                                                           December 31,    March 31,
                                                                               2005           2006
                                                                              -------        -------
                                             ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                   $    74        $   113
  Other current assets                                                          2,817          2,075
                                                                              -------        -------
      Total current assets                                                      2,891          2,188
                                                                              -------        -------

PROPERTY, PLANT AND EQUIPMENT, NET                                              8,492          8,571
                                                                              -------        -------

OTHER ASSETS:
  Goodwill                                                                      1,709          1,709
  Regulatory assets                                                             2,955          2,934
  Other non-current assets                                                      1,069          1,014
                                                                              -------        -------
      Total other assets                                                        5,733          5,657
                                                                              -------        -------
        TOTAL ASSETS                                                          $17,116        $16,416
                                                                              =======        =======

                                  LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of transition bond long-term debt                           $    73        $   126
  Current portion of other long-term debt                                         266            519
  Other current liabilities                                                     2,675          2,020
                                                                              -------        -------
      Total current liabilities                                                 3,014          2,665
                                                                              -------        -------
OTHER LIABILITIES:
  Accumulated deferred income taxes, net and investment tax credit              2,520          2,484
  Regulatory liabilities                                                          728            785
  Other non-current liabilities                                                   990            906
                                                                              -------        -------
      Total other liabilities                                                   4,238          4,175
                                                                              -------        -------
LONG-TERM DEBT:
  Transition bond                                                               2,407          2,335
  Other                                                                         6,161          5,896
                                                                              -------        -------
      Total long-term debt                                                      8,568          8,231
                                                                              -------        -------
SHAREHOLDERS' EQUITY                                                            1,296          1,345
                                                                              -------        -------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $17,116        $16,416
                                                                              =======        =======




     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                           CenterPoint Energy, Inc. and Subsidiaries
                        Condensed Statements of Consolidated Cash Flows
                                     (Millions of Dollars)
                                          (Unaudited)


                                                                               Three Months Ended March 31,
                                                                               ----------------------------
                                                                                     2005          2006
                                                                                    -----         -----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $  67         $  88
    Discontinued operations, net of tax                                              --            --
                                                                                    -----         -----
  Income from continuing operations                                                    67            88
  Adjustments to reconcile income from continuing operations to net cash provided by (used in) operating activities:
     Depreciation and amortization                                                    150           154
     Deferred income taxes and investment tax credit                                   48             4
     Changes in net regulatory assets and liabilities                                 (86)           23
     Changes in other assets and liabilities                                         (363)           23
     Other, net                                                                         4            23
                                                                                    -----         -----
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES OF CONTINUING OPERATIONS         (180)          315

NET CASH USED IN OPERATING ACTIVITIES OF DISCONTINUED OPERATIONS                      (22)         --
                                                                                    -----         -----
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                  (202)          315

NET CASH USED IN INVESTING ACTIVITIES                                                (118)         (201)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                   460           (75)
                                                                                    -----         -----

NET INCREASE IN CASH AND CASH EQUIVALENTS                                             140            39

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                        165            74
                                                                                    -----         -----
CASH AND CASH EQUIVALENTS AT END OF YEAR                                            $ 305         $ 113
                                                                                    =====         =====



    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.